UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 23, 2005
                                                         -------------------
                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   1-6395                                95-2119684
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          (Commission File Number)            (IRS Employer Identification No.)

               200 Flynn Road
            Camarillo, California                                   93012-8790
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  (Address of Principal Executive Offices)                           (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On June 23, 2005 Semtech Corporation, through its wholly-owned Swiss subsidiary, Semtech International AG, acquired all of the outstanding shares of Xemics SA from twenty-one sellers in a cash for stock transaction pursuant to the Share Purchase and Sales Agreement ("Agreement") that was previously filed as Exhibit
10.1 to Semtech's Form 8-K filed on June 20, 2005 and that is incorporated herein by reference. The names of the twenty-one selling shareholders are set forth in the Agreement.

The transaction with Xemics shareholders is valued at approximately $59 million, assuming all variable portions of the purchase price are paid and including payments associated with certain shareholder loans that have been assigned to and assumed by Semtech International. Semtech International paid $43 million upon closing of the transaction. An additional $16 million may be payable if Xemics meets certain performance objectives during an earnout period of approximately one year. The purchase price is subject to a reduction for social security, pension and stamp duty obligations to be paid post-closing that are related to certain employee stock options exercised before closing; this adjustment will not impact the total cash outlay associated with the transaction.

The foregoing description of the terms of the transaction does not purport to be complete and is qualified in its entirety by the Agreement.


Item 7.01.   Regulation FD Disclosure

On June 24, 2005, the Registrant issued a press release containing forward looking statements, including with respect to the effect of the Xemics acquisition on its future performance and financial results. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.


Item 9.01.  Financial Statements and Exhibits

      (c)  Exhibits
           --------

          Exhibit 99.1 Press Release of the Registrant dated June 24, 2005.

          Exhibit 99.2 Share Purchase and Sales Agreement that was previously filed as Exhibit 10.1 to Semtech's Form 8-K filed on June 20, 2005 is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2005                           SEMTECH CORPORATION


                                              By:   /s/   David G. Franz, Jr.
                                                 ----------------------------
                                                   David G. Franz, Jr.
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

99.1                       Press Release of the Registrant dated June 24, 2005

99.2 Share Purchase and Sales Agreement that was previously filed as Exhibit 10.1 to Semtech's Form 8-K filed on June 20, 2005 is incorporated herein by reference.